Obicetrapib in Alzheimer’s Disease (AD): First-in-Class Evidence from BROADWAY July 30, 2025

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Finally, while NewAmsterdam believes its internal research is reliable, such research has not been verified by any independent source and NewAmsterdam cannot guarantee and makes no representation or warranty, express or implied, as to its accuracy and completeness. Trademarks This Presentation contains trademarks, service marks, trade names, and copyrights of NewAmsterdam and other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade name or products in this Presentation is not intended to, and does not imply, a relationship with NewAmsterdam or an endorsement or sponsorship by or of NewAmsterdam. 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CETPi Bears Therapeutic Potential for Both Multi-infarct Dementia and Alzheimer’s Disease Alzheimer's disease Healthy brain Alzheimer’s disease results in the generalized degeneration of the brain, with over 50M people affected WW and an economic burden of >$1 trillion (2) There is emerging evidence of a vascular component in multi-infarct dementia, implying that LDL-lowering would help reduce atherosclerosis in the brain (1) Multi-infarct dementia (ischemic stroke) Cortical shrinking Enlarged ventricles Shrinking of hippocampus Post-stroke necrosis Source: 1. M Kivipelto et al, Stroke, 2022: 53(2) 2. Alzheimer’s Disease International.

+ Elevated Cholesterol Levels in the Brain Precede Formation of Amyloid-Beta (Aβ) Plaques During early development, oligodendrocytes synthesize large quantities of cholesterol for myelination In adults, when myelination is complete, glial cells and, to a lesser extent, neurons account for the steady-state production of cholesterol The brain uses a unique mechanism for cholesterol recycling and redistribution Involves an ApoE-mediated lipoprotein pathway unique to the CNS whereby cholesterol is turned over Excess oxysterols are ultimately delivered to the liver for secretion into the bile Cholesterol itself does not exit the brain but instead is converted to a metabolite, 24S-hydroxycholesterol 24S-hydroxycholesterol is a proxy for excess cholesterol that will be measured in our phase 2a clinical trial 20% cholesterol APOE, apolipoprotein E; CNS, central nervous system. Mahley RW. Arterioscler Thromb Vasc Biol. 2016;36(7):1305-1315. Amyloid precursor is cleaved, releasing Aβ peptide Aβ peptide leaves membrane and aggregates Aβ plaque is formed Aβ peptide Cholesterol Cell membrane Aβ plaque formation inside AD brain cells The brain is the most cholesterol-rich organ; it contains only 2% body mass but has 20% of the body’s cholesterol

ApoE4 is a Risk Factor for Both CVD and Alzheimer's Disease[1-5]

CVD



APOE4 carriers exhibit

- ▲ Risk for CVD by 22-45%
- ▲ LDL-C
- ▼ HDL-C
- ▲ ApoC
- ▲ Lp(a)

APOE4


R158
receptor + binding
R112
R61
N-term
Lipid binding (VLDL)
C255
C-term

APOE4 carriers exhibit

- ▼ Cholesterol transport and clearance
- ▲ Lipid accumulation in brain
- ▲ Aβ aggregation
- ▲ Total Cholesterol
- ▼ HDL-C

Prevalence of APOE4 in AD


66%

Elevated risk is mediated by the profound effect of APOE4 on lipid metabolism

APOE2/E2	APOE2/E3	APOE3/E3
0.5%	**11%**	**61%**

% of population with this genotype

>25% of population at increased risk

APOE4/E2 = **2%**
APOE4/E3 = **24%**
APOE4/E4 = **2%**

ApoE4-induced cholesterol dysregulation has cell-specific effects in the brain that all contribute to AD pathogenesis

- Disruption of neuronal synaptic function
- Altered astrocytic glucose metabolism
- Promotion of microglial inflammatory responses
- Impaired oligodendrocyte remyelination



Aβ, amyloid β; AD, Alzheimer's disease; Apo, apolipoprotein; CVD, cardiovascular disese; HDL-C, high density lipoprotein cholesterol; LDL-C, low density lipoprotein cholesterol; Lp(a), lipoprotein(a).

1. Abondio P et al. *Genes (Basel).* 2019;10(3):222. 2. Feringa FM et al. *Front Aging Neurosci.* 2021;13:690372. 3. Hottman 2017. 4. Jeong W et al. *Mol Cells.* 2019;42(11):739-746. 5. Williams et al. BMC 2020.c

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NewAmsterdam Pharma

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BROADWAY AD Biomarker Analysis: Design and Baseline Characteristics AD, Alzheimer’s disease.

BROADWAY Trial Design and Baseline Characteristics

Obicetrapib on Top of Maximum-Tolerated Lipid-Modifying Therapies: A Placebo-Controlled, Double-Blind, Randomized Phase 3 Study to Evaluate the Effect of 10 mg Obicetrapib in Participants With Underlying HeFH and/or Atherosclerotic Cardiovascular Disease (ASCVD) Who Are Not Adequately Controlled by Their Lipid-Modifying Therapies[1]

Trial Design[1]


Primary endpoint at week 12
N = 2530
Obicetrapib 10 mg (2:1 randomization)
Placebo
13 months

Baseline Lipids (total population mean)[1]


mg/dL
150
100
50
0
98
125
92
49
124
LDL-C
Non-HDL-C
ApoB
HDL-C
TG

Key Inclusion Criteria[1]
- ASCVD or HeFH
- LDL-C ≥55 mg/dL w/ risk factors,* or
- LDL-C ≥100 mg/dL
- Maximally tolerated lipid-lowering therapy

Endpoints[1]
- Primary: LDL-C at 12 weeks
- Secondary: ApoB, Lp(a), non-HDL-C
- MACE = additional, exploratory endpoint
- Safety: AEs and ABPM

Demographics[1]
- Female: 34%
- 65 years of age
- BMI: 29 kg/m^2

Regions[1]
- North America
- Europe
- Asia

*Risk factors included myocardial infarction within the previous 3 to 12 months, type 2 diabetes, current smoking, age >60 years, a high-sensitivity C-reactive protein level ≥2 mg/L, a triglyceride level >150 mg/dL, an Lp(a) level >70 nmol/L, or an HDL-C level <40 mg/dL.

ABPM, ambulatory blood pressure monitoring; AE, adverse event; ApoB, apolipoprotein B; BMI, body mass index; HDL-C, high-density lipoprotein cholesterol; HeFH, heterozygous familial hypercholesterolemia; HoFH, homozygous familial hypercholesterolemia; LDL-C, low-density lipoprotein cholesterol; Lp(a), lipoprotein(a); MACE, major adverse cardiovascular event; PCSK9i, proprotein convertase subtilisin/kexin type 9 inhibitor; TG, triglyceride.

1. Nicholls SJ et al. *N Engl J Med*. [Published online ahead of print May 7, 2025.] doi:10.1056/NEJMoa2415820 2. Data on file. NewAmsterdam Pharma.

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BROADWAY AD Biomarker Analysis

Objective: To assess plasma AD biomarkers in patients enrolled in the BROADWAY trial* and evaluate the effects of longer duration of therapy (12 months) with a prespecified population of ApoE3/4 or 4/4 carriers

AD biomarker study population*:
1515 patients, including
367 *ApoE4* carriers

Biomarker analysis:
Blood samples for AD biomarkers were collected at baseline and at 12 months

Outcomes assessed change in AD biomarkers from baseline to 12 months

Prespecified outcomes

- p-tau217 (key early AD biomarker)
- Aβ42/40
- p-tau181
- GFAP
- NFL

Exploratory outcome

- p-tau217/(Aβ42/40)

*Participants with known ApoE status (based on phenotypic analysis) other than ε2/ε4, baseline p-tau217 above the lower limit of quantification (LLQ), and available end-of-study p-tau217 were included in the current analyses.
Aβ, amyloid beta; AD, Alzheimer's disease; ApoE, apolipoprotein E; GFAP, glial fibrillary acidic protein; NfL, neurofilament light chain; p-tau, phosphorylated tau.
Davidson MH et al. 2025. Manuscript in preparation.

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Baseline Demographics

	E3/E3		E2/E2, E2/E3		E3/E4		E4/E4		*P* value*
	Obicetrapib (n=695)	Placebo (n=350)	Obicetrapib (n=65)	Placebo (n=38)	Obicetrapib (n=225)	Placebo (n=113)	Obicetrapib (n=19)	Placebo (n=10)	
Age, y	67 (61, 73)	68 (61, 73)	70 (60, 74)	67 (58, 72)	67 (60, 72)	66 (59, 72)	68 (55, 72)	69 (66, 71)	0.57
Female sex	225 (32.4)	112 (32.0)	21 (32.3)	16 (42.1)	82 (36.4)	36 (31.9)	5 (26.3)	1 (10.0)	0.36
Race									
White	585 (84.2)	304 (86.9)	54 (83.1)	30 (78.9)	184 (81.8)	100 (88.5)	14 (73.7)	10 (100)	0.0047
Asian	69 (9.9)	31 (8.9)	3 (4.6)	2 (5.3)	19 (8.4)	6 (5.3)	3 (15.8)	0	
Black	31 (4.5)	11 (3.1)	8 (12.3)	6 (15.8)	19 (18.4)	5 (4.4)	2 (10.5)	0	
Other	10 (1.4)	4 (1.1)	0	0	3 (1.3)	2 (1.8)	0	0	
Medical History									
Diabetes	252 (36.3)	142 (40.6)	28 (43.1)	13 (34.2)	84 (37.3)	40 (35.4)	7 (36.8)	6 (60.0)	0.81
Hypertension	604 (86.9)	297 (84.9)	57 (87.7)	30 (78.9)	176 (78.2)	95 (84.1)	14 (73.7)	10 (100)	0.06
ASCVD	611 (87.9)	296 (84.6)	61 (93.8)	32 (84.2)	193 (85.8)	102 (90.3)	15 (78.9)	10 (100)	0.79

**P* values for comparisons across ApoE carrier status groups (pooled across treatment groups) by Kruskal-Wallis or chi-square tests. this analysis was based on a subset of patients from BROADWAY (which was designed to evaluate LDL-C reductions in an ASCVD and/or HeFH population). The AD analysis was not controlled for baseline differences between the treatment and placebo population.
ApoE, apolipoprotein E; ASCVD, atherosclerotic cardiovascular disease. Based on phenotypic analysis
Davidson MH et al. 2025. Manuscript in preparation.

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BROADWAY AD Biomarker Study: Primary Results AD, Alzheimer’s disease.

Significant Reduction in p-tau217 Progression Over 12 Months with Greater Reductions as ApoE4 Risk Factors Increase

2.99% benefit between obicetrapib and placebo (*P*=0.019)

5.74% treatment benefit in *ApoE4* carriers (*P*=0.022)

20.5% treatment benefit in *ApoE4* homozygotes (*P*=0.010)


Full Analysis Set*
(n=1515)
Percent change from baseline, %
15
10
5
0
-5
-10
1.99%
4.98%
Obicetrapib
Placebo


ApoE4 Carriers*
(n=367)
Percent change from baseline, %
15
10
5
0
-5
-10
1.45%
7.19%
Obicetrapib
Placebo


ApoE4 Homozygotes*
(n=29)
Percent change from baseline, %
15
10
5
0
-5
-10
12.67
%
Placebo
-7.81%
Obicetrapib

*Results reflect adjustment for mean-centered baseline p-tau217 and mean-centered age.
Aβ, amyloid beta; ApoE, apolipoprotein E; p-tau, phosphorylated tau. ApoE4 carriers defined as ApoE3/E4 or ApoE4/E4, based on phenotypic analysis
Davidson MH et al. 2025. Manuscript in preparation.

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Changes (%) in p-tau217 Progression by Subgroups With Increasing Risk of AD Pathology



Full Analysis Set
(n=1515)
ApoE4
(n=367)
ApoE4, Age ≥60
(n=283)
ApoE4, Age ≥70
(n=139)
E4/E4
(n=29)
p-tau 217 Mean Percent Change, %
20
15
10
5
0
-5
-10
-2.99
P=0.019
1.99
4.98
-5.74
P=0.022
1.45
7.19
-5.40
P=0.06
2.23
7.63
-8.39
P=0.039
6.39
14.78
-20.48
P=0.010
-7.81
12.67
Obicetrapib
Placebo

AD, Alzheimer's disease; ApoE, apolipoprotein E; p-tau, phosphorylated tau.
Davidson MH et al. 2025. Manuscript in preparation.

NewAmsterdam Pharma

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Obicetrapib Impact on Additional AD Biomarkers in the Full Analysis Set


p-tau217
NFL
GFAP
p-tau181
Aβ42:40
p-tau217/
Aβ42:40
Mean Percent Change, %
10
5
0
-5
-2.99
P=0.0188
4.98
1.99
-1.2
-2.03
1.48
3.4
1.27
1.68
-0.44
1.03
-4.04
P=0.0042
6.55
2.51
Obicetrapib
Placebo

Aβ, amyloid beta; AD, Alzheimer's disease; GFAP, glial fibrillary acidic protein; NFL, neurofilament light chain; p-tau, phosphorylated tau.
Davidson MH et al. 2025. Manuscript in preparation.

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Obicetrapib's Impact on Additional AD Biomarkers in E4/E4 Carriers



p-tau217
NFL
GFAP
p-tau181
Aβ42:40
p-tau217/ Aβ42:40
Mean Percent Change, %
24
20
16
12
8
4
0
-4
-8
-12
-20.48
P=0.010
12.67
-7.81
-17.31
P=0.020
6.82
-10.49
-15.24
P=0.006
8.85
-6.39
-13.67
P=0.06
3.16
-10.51
-7.96
P=0.013
-0.36
-8.32
-22.65
P=0.032
20.98
-1.67
Obicetrapib
Placebo

Aβ, amyloid beta; AD, Alzheimer's disease; GFAP, glial fibrillary acidic protein; NFL, neurofilament light chain; p-tau, phosphorylated tau.
Davidson MH et al. 2025. Manuscript in preparation.

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A Benefit in p-tau217 Was Observed Across Age Ranges* *Predicted absolute change in p-tau217 from baseline to 12 months by age and treatment group. Predicted values were obtained from regression models that included mean-centered baseline p-tau217, treatment group, mean-centered age, and treatment-by-age interaction as predictors. Lines represent smoothed trends (Loess regression) of these predicted values. Shaded areas represent 95% confidence intervals. The separation between treatment groups indicates obicetrapib's attenuation of age-related p-tau217 progression in this analysis. ApoE, apolipoprotein E; CI, confidence interval; p-tau, phosphorylated tau; SD, standard deviation. ApoE4 carriers defined as ApoE3/E4 or ApoE4/E4, based on phenotypic analysis Davidson MH et al. 2025. Manuscript in preparation. All Participants ApoE4 Carriers Placebo Predicted Absolute Change Obicetrapib Predicted Absolute Change 95% Cl 95% Cl 65 Mean age in BROADWAY -1 SD +1 SD p-tau217 Absolute Change, pg/mL Age 90 75 60 45 28 -0.10 -0.05 0.00 0.05 0.10 Placebo Predicted Absolute Change Obicetrapib Predicted Absolute Change 95% Cl 95% Cl 65 Mean age in BROADWAY -1 SD +1 SD p-tau217 Absolute Change, pg/mL Age 90 75 60 45 28 -0.10 -0.05 0.00 0.05 0.10

Greater Decreases in p-tau217 With Higher Baseline Concentrations Seen With Obicetrapib ApoE, apolipoprotein E; CI, confidence interval; p-tau, phosphorylated tau. ApoE4 carriers defined as ApoE3/E4 or ApoE4/E4, based on phenotypic analysis Davidson MH et al. 2025. Manuscript in preparation. All Participants Placebo Obicetrapib 95% Cl 95% Cl ApoE4 Carriers Placebo Obicetrapib 95% Cl 95% Cl

APOE4 and p-tau217

APOE4 is the Strongest Genetic Risk Factor for Sporadic AD,1 With a Close Link to Increased pTau 217 Levels P<0.0001 APOE 2/2 2/3 3/3 2/4 3/4 4/4 Age (years) 0.25 0.50 1.00 Plasma pTau217, pg/mL 0.75 80 55 60 65 70 75 85 Noncarrier Carrier APOE4 status AAD, Alzheimer’s disease; APOE, apolipoprotein E. 1. Reiman EM et al. Nat Commun. 2020;11(1):667. 2. Reiman EM et al. Nat Commun. 2020;11(supplementary information):667. 2. Longitudinal trajectory of plasma pTau217 in cognitively unimpaired subjects according to APOE4 status. Interaction plot derived from linear mixed models of plasma pTau217 in healthy controls. Estimates come from the interaction effects of the best model for plasma pTau217. Predicted plasma pTau217 values are shown on the y-axis. The x-axis represents age in years. Colored lines are regression lines of APOE 𝜀4 carriers (blue) and noncarriers (teal), and the shaded area represents 95% CI. Age-related longitudinal trajectory was higher in APOE 𝜀4 carriers. Each copy of APOE4 is associated with increased risk for AD. Therapies are needed that can slow down or prevent disease progression, particularly in ApoE4 carriers1 Plasma pTau217 levels by age according ApoE4 status Increased risk of Alzheimer’s dementia for ApoE4 carriers and earlier in life1 65 Mean age in BROADWAY -1 SD +1 SD 65 Mean age in BROADWAY -1 SD +1 SD

Plasma pTau217 is a Strong Predictor of AD Pathology Specificity, % 0 20 100 Sensitivity, % 80 20 100 80 60 40 0 60 40 Plasma pTau217 (AUC=0.96) Plasma pTau181 (AUC=0.96) AD signature cortical thickness (AUC=0.78) Hippocampal volumes (AUC=0.74) Plasma NfL (AUC=0.50) pTau217 as a biomarker to assess AD progression Tangle density score 0 1 2 3 4 0 5 10 15 25 Plasma pTau217, pg/mL 20 15 5 6 7 8 9 10 11 12 13 14 AD Non-AD pTau217 correlates with PET tangle density Source: Palmqvistet al. JAMA.2020;324(8):772–781.

Conclusions

The Future of Hyperlipidemia Treatment Goes Beyond LDL-C


HDL-C ↑
ApoA1 ↑
ApoE4
LDL-P ↓
Small LDL-P ↓
LDL-C ↓
Non-HDL-C ↓
ApoB ↓
sdLDL-C ↓
Lp(a) ↓
NODM ↓
LDL-C+
Obicetrapib

Note: NODM = New onset diabetes mellitus

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NewAmsterdam Pharma

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The Future of Hyperlipidemia Treatment Goes Beyond LDL-C

Obicetrapib was observed to **impact multiple risk factors,** potentially leading to more comprehensive risk management across **additional ASCVD patient subpopulations**

LDL Particles

- Approximately **43 million** patients with hyperlipidemia exhibit elevated levels of **LDL-P of > 1300 nmol/L***
- Prevalence is **even higher** in individuals **with type 2 diabetes**^
- Presence of LDL-P is a **significant independent risk factor for coronary heart disease** (CHD), even when traditional lipid measures like LDL-C and triglycerides are within normal ranges^

Lp(a)

- In the US, close to **75 million** patients have an elevated Lp(a) score of **> 100-125 nmol/L**** ^^
- An estimated **14.3 million** of these patients also have hypercholesterolemia

Diabetes

- **27.9 million** hyperlipidemia patients are estimated to have concomitant diabetes*
- In addition, there are an estimated **27.2 million**^ individuals with hyperlipidemia that are pre-diabetic

ApoE4

- ApoE4 is the **strongest genetic risk factor** for late-onset AD[1-5]
- Approximately **20 million** patients with hyperlipidemia are at increased risk for AD
- Prevalence of ApoE4 in AD is up to **66%**[1-5]

* Source: Toth, Peter P. et al. *Atherosclerosis.* Volume 235, Issue 2, 585 - 591. ^Hoogeveen RC, Gaubatz JW, Sun W, Dodge RC, Crosby JR, Jiang J, Couper D, Virani SS, Kathiresan S, Boerwinkle E, Ballantyne CM. Small dense low-density lipoprotein-cholesterol concentrations predict risk for coronary heart disease: the Atherosclerosis Risk In Communities (ARIC) study. Arterioscler Thromb Vasc Biol. 2014 May;34(5):1069-77. doi: 10.1161/ATVBAHA.114.303284. Epub 2014 Feb 20. PMID: 24558110; PMCID: PMC3999643. * Ray K, et al. European Journal of Preventive Cardiology (2021) 28, 1279–1289. ^ Footnote: Prediabetes was defined as fasting plasma glucose values of 100 to 125 mg/dL or A1C values of 5.7% to 6.4%.
Reference: National Diabetes Statistics Report | Diabetes | CDC** Tsimikas et al. J Am Coll Cardiol. 2022; 80: 934-946 ^^ Shapiro, M et al. Journal of Clinical Lipidology, Volume 19, Issue 1, 28 – 38 A β, amyloid β; AD, Alzheimer's disease; Apo, apolipoprotein; CVD, cardiovascular disese; HDL-C, high density lipoprotein cholesterol; LDL-C, low density lipoprotein cholesterol; Lp(a), lipoprotein(a). 1. Abondio P et al. *Genes (Basel).* 2019;10(3):222. 2. Feringa FM et al. *Front Aging Neurosci.* 2021;13:690372. 3. Hottman 2017. 4. Jeong W et al. *Mol Cells.* 2019;42(11):739-746. 5. Williams et al. BMC 2020.c

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